UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2011, Alliance One International, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Meriturn Partners, LLC (“Meriturn”) and Mark Kehaya to provide the terms and conditions for the provision of the services of Mr. Kehaya as a consultant and interim Chief Executive Officer of the Company. The Board of Directors of the Company appointed Mr. Kehaya as interim Chief Executive Officer effective December 14, 2010. Mr. Kehaya is a partner of Meriturn.

The Consulting Agreement provides that it is to be effective as of December 1, 2010 and that Mr. Kehaya’s services as consultant and interim Chief Executive Officer are effective as of December 14, 2010. The Consulting Agreement has a term of 12 months, which term automatically renews for successive three month periods unless any party gives notice in writing 30 days prior to the scheduled expiration. Pursuant to the Consulting Agreement, the Company has agreed to pay Meriturn $45,375 per month for Mr. Kehaya’s services. The Consulting Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

On March 24, 2011, the Executive Compensation Committee of the Board of Directors of the Company awarded non-qualified stock options to the following officers in the following amounts:

Officer	Number of Stock Options

Robert A. Sheets	500,000

J. Pieter Sikkel	500,000

J. Henry Denny	350,000

Hampton R. Poole, Jr.	40,000

The stock options were awarded under the Amended and Restated Alliance One International, Inc. 2007 Incentive Plan and have an exercise price of $6.00 per share. The closing price on the New York Stock Exchange of the Company’s common stock on the date of these awards was $3.97 per share. The stock options vest and become exercisable with respect to one-fifth of the shares of the common stock subject to the award on each of the first, second, third, fourth and fifth anniversaries of the date of award. The stock options are subject to forfeiture upon certain terminations of employment prior to vesting and are forfeited upon the recipient’s resignation of employment or termination of employment for cause. The stock options expire if unexercised 10 years after the date of the award. The terms and conditions of each award are set forth in non-qualified stock option award agreements, the form of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 23, 2011, the Board of Directors of the Company approved, effective as of that date, an amendment to the Company’s bylaws to change the size of the Board of Directors from ten to nine. Currently, nine directors serve on the Board of Directors.

Item 9.01	Exhibits.

Exhibit 3.01	Amended and Restated Bylaws of Alliance One International, Inc.

Exhibit 10.1	Consulting Agreement, effective as of December 1, 2010, among Alliance One International, Inc., Meriturn Partners, LLC and Mark Kehaya

Exhibit 10.2	Amended and Restated Alliance One International, Inc. 2007 Incentive Plan Form of Grant Agreement—Non-Qualified Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2011

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ Robert A. Sheets
Robert A. Sheets
Executive Vice President – Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amended and Restated Bylaws of Alliance One International, Inc.

10.1	Consulting Agreement, effective as of December 1, 2010, among Alliance One International, Inc., Meriturn Partners, LLC and Mark Kehaya

10.2	Amended and Restated Alliance One International, Inc. 2007 Incentive Plan Form of Grant Agreement—Non-Qualified Stock Option Award Agreement

5